14. Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

Reconciliations of the U.S. federal statutory rate to the actual tax rate are as follows for the years ended December 31:

	2015	2014

Federal tax at statutory rate	34.0%	34.0%
Permanent differences:
State income taxes, net of federal benefit	5.8%	5.8%
Gain/loss on extinguishment of debt	4.6%	-191.2%
Amortization of debt discount and accretion of debt	–	0.5%
Non-deductible entertainment	-0.1%	0.3%
Temporary differences:
Accrued liabilities and other	-0.1%	0.4%
Change in valuation allowance	-44.3%	150.5%
Total provision	-0.1%	0.4%

The major components of the deferred taxes are as follows at December 31:

	Asset (Liability)
	2015	2014
Current:
Reserves and accruals	$51,290	$309,724
Noncurrent:
Net operating losses	1,166,436	504,644
Valuation allowance	(1,217,726)	(814,368)
Net deferred tax asset	$–	$–

Based on federal tax returns filed or to be filed through December 31, 2015, we had available approximately $28,410,000 in U.S. tax net operating loss carryforwards, pursuant to the Tax Reform Act of 1986, which assesses the utilization of a Company’s net operating loss carryforwards resulting from retaining continuity of its business operations and changes within its ownership structure.  Net operating loss carryforwards expire in 20 years for federal income tax reporting purposes.  For Federal income tax purposes, the net operating losses begin to expire in 2026.  State net operating loss carryforwards through December 31, 2015 are approximately $26,062,000 and have begun to expire.

With the finalization of our merger with FITT, we experienced a change in ownership as defined in Section 382 of the Internal Revenue Code.  As a result, our net operating loss carryforwards for federal income tax reporting will be significantly limited based on the fair value of our Company on the date of change in ownership.  Such change is expected to provide benefit to us only upon the attainment of profitability.

Due to the Sky Rover and GX-Life transactions (Note 1) there has been a significant change in ownership. A change in ownership requires management to compute the annual limitation under Section 382 of the Internal Revenue Code. The amount of benefits we may receive from the operating loss carry forwards for income tax purposes is further dependent, in part, upon the tax laws in effect, our future earnings, and other future events, the effects of which cannot be determined.

During the years ended December 31, 2015 and 2014, our valuation allowance increased by $403,358 and $288,075, respectively.

The United States Federal return years 2011 through 2014 are still subject to tax examination by the United States Internal Revenue Service, however, we do not currently have any ongoing tax examinations. We are subject to examination by the California Franchise Tax Board for the years 2010 through 2013 and currently do not have any ongoing tax examinations.